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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: October 15, 2003
                                        ----------------
                        (Date of earliest event reported)


                         DREXLER TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

DELAWARE                                0-6377              77-0176309
--------                                -------             ----------
(State or other jurisdiction of         (Commission         (I.R.S. Employer
incorporation or organization)          File Number)        Identification No.)


         1077 Independence Avenue, Mountain View, California 94043-1601
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (650) 969-7277
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        On October 15, 2003, the Registrant engaged KPMG LLP to be its new independent accountant.

        During Registrant's prior two fiscal years and during the current fiscal year through October 15, 2003, Registrant did not consult KPMG LLP regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, (b) the type of audit opinion that might be rendered on the Registrant's financial statements, or (c) any matter which was the subject of either a disagreement or a reportable event as such terms are defined in Item 304(a)(1) of Regulation S-K and its related instructions.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

                             DREXLER TECHNOLOGY CORPORATION (Registrant)


Date: October 22, 2003       /s/ Steven G. Larson
                             --------------------
                             Steven G. Larson
                             Vice President, Finance and Chief Financial Officer






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